EXHIBIT 32.1

 CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF
                                      2002

      Each of the undersigned hereby certifies, for the purposes of section 1350 of chapter 63 of title 18 of the United States Code, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of UCI Medical Affiliates, Inc. ("UCI"), that, to his knowledge, the Quarterly Report of UCI on Form 10-Q for the period ended December 31, 2006, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of UCI. This written statement is being furnished to the Securities and Exchange Commission as an exhibit to such Form 10-Q. A signed original of this statement has been provided to UCI and will be retained by UCI and furnished to the Securities and Exchange Commission or its staff upon request.

February 14, 2007               /s/ D.  Michael Stout, M.D.
                                ---------------------------
                                D.  Michael Stout, M.D.
                                President and Chief Executive Officer


                                /s/ Jerry F.  Wells, Jr., CPA
                                -----------------------------------
                                Jerry F.  Wells, Jr., CPA
                              Executive Vice President,Chief Financial Officer, and Principal Accounting Officer